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                           THE TARGET PORTFOLIO TRUST
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                          Prospectus dated May 1, 2000

                                  TARGET FUNDS
                         SMALL CAPITALIZATION VALUE FUND
                        Prospectus dated November 3, 2000

                        Supplement dated February 9, 2001

HOW THE TRUST IS MANAGED -- ADVISERS AND PORTFOLIO MANAGERS

The following replaces the discussion of the Advisers and Portfolio Managers of the Small Capitalization Value series of The Target Portfolio Trust (beginning on page 47 of that prospectus) and Target Funds (beginning on page 32 of that prospectus).

      CREDIT SUISSE ASSET MANAGEMENT, LLC (CSAM) and LAZARD ASSET MANAGEMENT (LAZARD) are responsible for the day-to-day management of the Small Capitalization Value series (the Series) of The Target Portfolio Trust (Target I) and Target Funds (Target II and, with Target I, the Trusts). Prior to November 3, 2000, the Wood Struthers & Winthrop Division of DLJ Asset Management Group, Inc. (DLJAM) received a fee from Prudential Investment Fund Management LLC (PIFM) at the annual rate of 0.40% of the average daily net assets of the Series that it managed. For its services as Adviser, Lazard receives a fee from PIFM also at the annual rate of 0.40% of the average daily net assets of the Series that it manages.

            CURRENT ARRANGEMENTS WITH CSAM. On November 3, 2000, Credit Suisse Group acquired Donaldson, Lufkin & Jenrette, Inc. (DLJ), the parent of DLJAM. As a result of this transaction, the assets and business of DLJAM were transferred to CSAM, resulting in an assignment and, consequently, the termination of the investment subadvisory agreements between PIFM and DLJAM with respect to each Series, in accordance with the Investment Company Act of 1940, as amended.

            Following the termination of the investment subadvisory agreements between PIFM and DLJAM, CSAM, a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group and the successor to DLJAM, has been responsible for the day-to-day management of the portion of the Series previously managed by DLJAM. For the period from November 3, 2000 until a new investment subadvisory agreement is in place, CSAM is being reimbursed only its reasonable costs in performing these subadvisory services. The Series will realize any savings to the extent that these reimbursed costs are less than the 0.40% subadvisory fee that DLJAM had received.

            Pursuant to an exemptive order from the Securities and Exchange Commission, PIFM may enter into a new investment subadvisory agreement for a Series without obtaining shareholder approval, provided that the Board of Trustees of the relevant Trust approve the new agreement. The Board of each Trust will consider a new investment subadvisory agreement between PIFM and CSAM with respect to the Series at the Board's regular meeting on February 27, 2001. Within 90 days after a Board's approval of a new investment subadvisory agreement between PIFM and CSAM, the Trust will issue an information statement with respect to the new subadvisory arrangements.

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            CSAM, located at 466 Lexington Avenue, New York, NY 10172, provides investment management services to both individual and institutional clients. As of December 31, 2000, CSAM had approximately $91 billion of assets under management.

            ROGER W. VOGEL has managed the portion of the assets of the Series of Target I currently managed by CSAM (and DLJAM prior to November 3,
      2000) since 1995. He has also managed the CSAM (DLJAM)-managed portion of the Series of Target II since 1999. Mr. Vogel has been a Managing Director of CSAM since November 2000, prior to which he served as Senior Vice President for the Equities Division of DLJAM and had been the lead small-cap equity manager of DLJAM since 1993.

            LAZARD is a division of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company. Since it was formed in 1970, Lazard has provided investment management services to both individual and institutional clients. As of December 31, 2000, Lazard and its global affiliates had approximately $71.1 billion in assets under management. The address of Lazard is 30 Rockefeller Plaza, New York, NY 10112.

Lazard manages its portion of the assets of each Series on a team basis. HERBERT
W. GULLQUIST, LEONARD M. WILSON and PATRICK Mullin share primary responsibility for the day-to-day management of the portion of each Series managed by Lazard. Mr. Gullquist, a Managing Director and a Vice-Chairman of Lazard Freres, and its Chief Investment Officer, has been with Lazard since 1982. Mr. Wilson, a portfolio manager/analyst and a Director of Lazard, has been with Lazard since 1988. Mr. Mullin, a portfolio manager/analyst and a Senior Vice President of Lazard, has been with Lazard since 1998, prior to which he served as a portfolio manager/analyst and Partner with Target Capital Management from February 1997 to December 1997 and as Senior Vice President in Research Sales with Dillon, Read & Co. Inc. from 1992 to February 1997. Mr. Gullquist has been responsible for the day-to-day management of Lazard's portion of each Series since its inception. Messrs. Wilson and Mullin have shared responsibility with Mr. Gullquist for the day-to-day management of Lazard's portion of each Series since January 2001.


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